UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2015

MVP REIT II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-205893	47-3945882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 HIGH BLUFF DRIVE, SUITE 110
SAN DIEGO, CA 92130
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (858) 369-7959

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event

On December 30, 2015, MVP REIT II, Inc. (the “Company”) issued a press release announcing the Company fulfilled its minimum offering of $2 million in subscriptions.  Residents of Pennsylvania and Washington will not be admitted until gross offering proceeds exceed $25 million and $10 million, respectively, in shares sold.

The Company intends to invest in a portfolio of parking facilities located throughout the United States and Canada.

A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 disclosure by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated December 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2015

MVP REIT II, INC.

By: __/s/ Tracee Gress_______________
Tracee Gress
Chief Financial Officer